TO THE STOCKHOLDERS

F

or the nine months ended September 30, 2019, return as measured based upon net asset value (NAV) per common share, including reinvestment of dividends and distributions, was 22.92% while the investment return to our stockholders (based upon market price per share), also including reinvestment of dividends and distributions, was 27.81%. By comparison, the return for our benchmark, the Standard and Poor’s 500 Stock Index (including income), was 20.55% during this period. For the twelve months ended September 30, 2019, return on net asset value was 3.93% and return to our stockholders was 5.66% which compares to the return of the S&P 500 Stock Index of 4.25%. During both time periods, the discount at which our shares traded continued to fluctuate and on September 30, 2019 it was 14.31%.

As detailed in the accompanying financial statements (unaudited), as of September 30, 2019, the net assets applicable to the Company’s Common Stock were $1,035,980,441 equal to $42.42 per Common Share.

The increase in net assets resulting from operations for the nine months ended September 30, 2019 was $192,693,265. During this period, the net realized gain on investments was $84,565,912 and the increase in net unrealized appreciation was $110,157,734. Net investment income for the nine months was $6,453,598. Distributions to preferred shareholders amounted to $8,483,979. During the nine months, the Company also repurchased 1,561,070 of its shares at a cost of $53,502,026, an average discount to net asset value of 15.7%.

The bull market entered its twelfth year in early October and is now the longest equity bull market in U.S. history. It also remains one of the most distrusted, possibly the secret to its longevity. Positive sentiment throughout this cycle has been relatively muted, punctuated with periods of elevated fear, as seen in the fourth quarter of last year.

Weaknesses in the global economy have been apparent for nearly a year largely due to trade disputes, tariffs, and until 2019, tightening financial conditions. The U.S. equity markets and economy have been a haven for investors as Federal Reserve Board interest rate reductions and federal tax rate reductions have extended the expansion. Given that earnings multiple expansion accounts for most of the equity gains this year, it is possible that markets will expect improving earnings trends for the forward 12 month period before making additional gains. Operating margin compression remains a real threat.

To be sure, uncertainty surrounding a number of potential headwinds seems to be dissipating. Interest rates and fiscal policy around the world are looser, recent changes in the China-U.S. trade dispute may prove to be more than conceptual, and as Brexit nears, it appears both sides are now working in earnest to avert a hard Brexit. In response to weakening European financial conditions, Germany has recently conceded that fiscal policy levers may need to be employed, like tax reform, due in part to diminishing returns to economies with negative interest rates. As well, the deceleration in economic growth witnessed in the first half of the year seems to be moderating as favorable policy effects begin to work. Adjustments often have a delayed impact and it appears that the global economy has yet to fully respond. The log jam remains in trade disputes. Earnings growth may continue to be impacted as operating margins may compress from further adjustments in corporate supply chains and tighter U.S. labor markets.

In sum, valuations remain fair, though arguably there are some pockets of excess exuberance. With interest rate and fiscal policy changes afoot, equities appear to be the better alternative to fixed income securities. Thus, we continue to be sanguine about the long term performance for equities, but mindful that government tax, regulatory, and trade policies, including the use of tariffs, can upend markets and economies quickly by undermining confidence and damaging corporate and household income statements and balance sheets.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend and distribution payments, financial reports, and press releases, is on our website and has been updated through September 30, 2019. It can be accessed on the internet at www.generalamericaninvestors.com.

By Order of the Board of Directors,

General American Investors Company, Inc.

Jeffrey W. Priest
President and Chief Executive Officer

October 23, 2019

2

STATEMENT OF INVESTMENTS September 30, 2019 (Unaudited)
General American Investors

	Shares	COMMON STOCKS		Value (Note 1a)
Consumer Discretionary (15.1%)	Media (4.7%)
	371,794	CBS Corporation - Class B		$15,009,324
	186,500	Discovery, Inc. (a)		4,966,495
	309,199	GCI Liberty, Inc. - Class A (a)		19,191,982
	13,160	The Madison Square Garden Company (a)		3,467,923
	50,000	The Walt Disney Company		6,516,000
			(Cost $43,447,094)	49,151,724
	Retailing (10.4%)
	18,000	Amazon.com, Inc. (a)		31,246,380
	79,201	Expedia Group, Inc.		10,645,407
	450,100	Macy’s, Inc.		6,994,554
	1,055,037	The TJX Companies, Inc.		58,807,762
			(Cost $34,898,106)	107,694,103
			(Cost $78,345,200)	156,845,827

Consumer Staples (16.9%)	Food, Beverage and Tobacco (11.9%)
	225,118	Danone (France)		19,830,596
	93,210	Diageo plc ADR (United Kingdom)		15,241,699
	345,000	Nestle S.A. (Switzerland)		37,429,588
	140,000	PepsiCo, Inc.		19,194,000
	530,000	Unilever N.V. (Netherlands/United Kingdom)		31,858,703
			(Cost $51,183,473)	123,554,586
	Food and Staples Retailing (5.0%)
	85,200	Costco Wholesale Corporation		24,546,972
	315,782	The Kroger Co.		8,140,860
	176,800	Target Corporation		18,901,688
			(Cost $22,673,406)	51,589,520
			(Cost $73,856,879)	175,144,106

Energy (6.2%)	1,500,947	Cameco Corporation (Canada)		14,258,996
	120,725	EOG Resources, Inc.		8,960,209
	3,830,440	Gulf Coast Ultra Deep Royalty Trust		117,595
	460,000	Halliburton Company		8,671,000
	1,150,000	Helix Energy Solutions Group, Inc. (a)		9,269,000
	143,000	Phillips 66		14,643,200
	50,944	Pioneer Natural Resources Company		6,407,227
	331,250	Valaris plc (a) (United Kingdom)		1,593,313
			(Cost $68,150,479)	63,920,540

Financials (22.2%)	Banks (2.7%)
	110,000	M&T Bank Corporation		17,376,700
	800,000	New York Community Bancorp, Inc.		10,040,000
			(Cost $9,099,454)	27,416,700
	Diversified Financials (4.2%)
	182,300	JPMorgan Chase & Co.		21,454,887
	350,000	Nelnet, Inc.		22,260,000
			(Cost $9,521,025)	43,714,887
	Insurance (15.3%)
	70,214	Aon plc (United Kingdom)		13,591,324
	1,080,000	Arch Capital Group Ltd. (a) (Bermuda)		45,338,400
	295,000	Axis Capital Holdings Limited (Bermuda)		19,682,400
	110	Berkshire Hathaway Inc. - Class A (a)(b)		34,301,520
	105,000	Everest Re Group, Ltd. (Bermuda)		27,939,450
	380,000	MetLife, Inc.		17,920,800
			(Cost $35,399,310)	158,773,894
			(Cost $54,019,789)	229,905,481

Health Care (6.7%)	Pharmaceuticals, Biotechnology and Life Sciences
	557,400	Corbus Pharmaceuticals Holdings, Inc. (a)		2,714,538
	209,683	Elanco Animal Health Incorporated (a)		5,575,471
	333,600	Gilead Sciences, Inc.		21,143,568
	341,527	Intra-Cellular Therapies, Inc. (a)		2,551,207
	494,327	Kindred Biosciences, Inc. (a)		3,386,140
	185,191	Merck & Co., Inc.		15,589,378
	749,660	Paratek Pharmaceuticals, Inc. (a)		3,238,531
	330,808	Pfizer Inc.		11,885,932

3

STATEMENT OF INVESTMENTS September 30, 2019 (Unaudited) - continued
General American Investors

	Shares	COMMON STOCKS (continued)		Value (Note 1a)
	700,000	Valneva SE (a) (France)		$2,212,599
	2,174,264	VBI Vaccines, Inc. (a) (Canada)		1,024,513
			(Cost $53,948,294)	69,321,877

Industrials (11.5%)	Capital Goods (4.1%)
	154,131	Eaton Corporation plc (Ireland)		12,815,993
	217,541	United Technologies Corporation		29,698,697
			(Cost $27,479,170)	42,514,690
	Commercial and Professional Services (5.0%)
	597,895	Republic Services, Inc.	(Cost $8,407,622)	51,747,812

	Transportation (2.4%)
	436,511	Delta Air Lines, Inc.	(Cost $22,490,159)	25,143,034
			(Cost $58,376,951)	119,405,536

Information Technology (25.6%)	Semiconductors and Semiconductor Equipment (4.8%)
	153,652	Applied Materials, Inc.		7,667,235
	170,850	ASML Holding N.V. (Netherlands)		42,442,557
			(Cost $7,532,172)	50,109,792
	Software and Services (12.3%)
	35,500	Alphabet Inc. (a)		43,274,500
	188,800	eBay Inc.		7,359,424
	76,500	Facebook, Inc. - Class A (a)		13,623,120
	361,240	FireEye, Inc. (a)		4,818,942
	360,686	Microsoft Corporation		50,146,174
	530,741	Nuance Communications, Inc.		8,656,386
			(Cost $71,619,688)	127,878,546
	Technology, Hardware and Equipment (8.5%)
	84,000	Apple Inc.		18,813,480
	630,886	Cisco Systems, Inc.		31,172,077
	179,137	InterDigital, Inc.		9,399,318
	135,000	Lumentum Holdings Inc. (a)		7,230,600
	80,036	QUALCOMM Incorporated		6,105,146
	89,309	Universal Display Corporation		14,994,981
			(Cost $38,984,415)	87,715,602
			(Cost $118,136,275)	265,703,940

Materials (0.9%)	869,669	Cleveland-Cliffs Inc.		6,279,010
	1,189,536	Venator Materials PLC (a)		2,902,468
			(Cost $27,477,561)	9,181,478

Telecommunication Services (0.7%)	342,900	Vodafone Group plc ADR (United Kingdom)	(Cost $7,835,032)	6,827,139

		TOTAL COMMON STOCKS (105.8%)	(Cost $540,146,460)	1,096,255,924

	Warrants/ Rights	WARRANTS AND RIGHTS (a)
Information Technology (0.0%)	281,409	Applied DNA Sciences, Inc./November 14, 2019/$3.50	(Cost $2,814)	563

Health Care (0.0%)	1,415,824	Elanco Animal Health Incorporated/ December 31, 2021/$0.25	(Cost $35,646)	—

		TOTAL WARRANTS/RIGHTS (0.0%)	(Cost $38,460)	563

		PUT OPTIONS
	Contracts
	(100 shares each)	COMPANY/EXPIRATION DATE/EXERCISE PRICE
Consumer Staples (0.1%)	600	Costco Wholesale Corporation/October 18, 2019/$290	(Cost $386,423)	504,000

Consumer Discretionary (0.0%)	1,500	The TJX Companies, Inc./January 17, 2020/$42.50	(Cost $493,551)	22,500

		TOTAL PUT OPTIONS (0.1%)	(Cost $879,974)	526,500

4

STATEMENT OF INVESTMENTS September 30, 2019 (Unaudited) - continued
General American Investors

Shares	SHORT-TERM SECURITY AND OTHER ASSETS		Value (Note 1a)
138,682,446	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 1.82% (c) (13.4%)	(Cost $138,682,446)	$138,682,446

TOTAL INVESTMENTS (d) (119.3%)		(Cost $679,747,340)	1,235,465,433
Liabilities in excess of other assets (-0.9%)			(9,367,817)
			1,226,097,616
PREFERRED STOCK (-18.4%)			(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)			$1,035,980,441

ADR – American Depository Receipt

(a)Non-income producing security.

(b)50 shares of 110 total shares held as collateral for options written.

(c)7-day yield.

(d)At September 30, 2019, the cost of investments for Federal income tax purposes was $682,934,270; aggregate gross unrealized appreciation was $612,193,567; aggregate gross unrealized depreciation was $59,662,404; and net unrealized appreciation was $552,531,163.

MAJOR STOCK CHANGES (a): Three Months Ended September 30, 2019 (Unaudited)

Increases	Net Shares Transacted	Shares Held
New Positions
Cleveland-Cliffs Inc.	60,000	869,669	(b)
Corbus Pharmaceuticals Holdings, Inc.	—	557,400	(b)
Elanco Animal Health Incorporated	209,683	209,683	(c)
Expedia Group, Inc.	79,201	79,201	(d)
FireEye, Inc.	67,446	361,240	(b)
Nuance Communications, Inc.	—	530,741	(b)
Valneva SE	—	700,000	(b)
The Walt Disney Company	—	50,000	(b)
Additions
CBS Corporation - Class B	80,000	371,794
Cisco Systems, Inc.	30,886	630,886
Delta Air Lines, Inc.	20,000	436,511
Intra-Cellular Therapies, Inc.	41,585	341,527
Macy’s, Inc.	100	450,100
Paratek Pharmaceuticals, Inc.	279,475	749,660

Decreases
Eliminations
Arantana Therapeutics, Inc.	1,415,824	—	(c)
DXC Technology Company	101,474	—
Liberty Expedia Holdings, Inc.	220,004	—	(d)
Reductions
Discovery, Inc.	32,785	186,500
eBay Inc.	125,000	188,800
GCI Liberty, Inc. - Class A	50,000	309,199
Helix Energy Solutions Group, Inc.	150,000	1,150,000
The Kroger Co.	100,000	315,782
Lumentum Holdings Inc.	20,000	135,000
The Madison Square Garden Company	34,387	13,160
Nelnet, Inc.	20,000	350,000
New York Community Bancorp, Inc.	350,000	800,000
Phillips 66	25,000	143,000
Pioneer Natural Resources Company	19,056	50,944
Target Corporation	40,000	176,800
Universal Display Corporation	22,000	89,309

(a)Common shares unless otherwise noted.

(b)Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other.

(c)Results of a merger of Arantana Therapeutics, Inc. into Elanco Animal Health Incorporated.

(d)Results of an acquisition of Liberty Expedia Holdings, Inc. by Expedia Group, Inc.

(see notes to unaudited financial statements)

5

PORTFOLIO DIVERSIFICATION September 30, 2019 (Unaudited)
General American Investors

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of September 30, 2019 is shown in the table.

Industry Category	Cost (000)	Value (000)	Percent Common Net Assets*
Information Technology
Semiconductors & Semiconductor Equipment	$7,532	$50,110	4.8%
Software & Services	71,620	127,878	12.3
Technology, Hardware & Equipment	38,987	87,716	8.5
	118,139	265,704	25.6
Financials
Banks	9,100	27,417	2.7
Diversified Financials	9,521	43,715	4.2
Insurance	35,399	158,774	15.3
	54,020	229,906	22.2
Consumer Staples
Food, Beverage & Tobacco	51,183	123,555	11.9
Food & Staples Retailing	23,060	52,093	5.1
	74,243	175,648	17.0
Consumer Discretionary
Media	43,447	49,152	4.7
Retailing	35,392	107,716	10.4
	78,839	156,868	15.1
Industrials
Capital Goods	27,479	42,515	4.1
Commercial & Professional Services	8,408	51,748	5.0
Transportation	22,490	25,143	2.4
	58,377	119,406	11.5
Health Care
Pharmaceuticals, Biotechnology & Life Sciences	53,984	69,322	6.7
Energy	68,150	63,921	6.2
Materials	27,478	9,181	0.9
Telecommunication Services	7,835	6,827	0.7
	541,065	1,096,783	105.9
Short-Term Securities	138,682	138,682	13.4
Total Investments	$679,747	1,235,465	119.3
Liabilities in Excess of Other Assets		(9,368)	(0.9)
Preferred Stock		(190,117)	(18.4)
Net Assets Applicable to Common Stock		$1,035,980	100.0%

*Net Assets applicable to the Company’s Common Stock

STATEMENT OF OPTIONS WRITTEN September 30, 2019 (Unaudited)

Call Options	Contracts (100 shares each)	COMPANY/EXPIRATION DATE/EXERCISE PRICE	Value (Note 1a)
Consumer Staples (0.0%)	48	Target Corporation/November 15, 2019/$105(Premiums Received $25,342)	$23,760

Consumer Discretionary (0.1%)	500	Expedia Group Inc./November 15, 2019/$135	285,000
	1,500	The TJX Companies, Inc./January 17, 2020/$52.50	765,000
		(Premiums Received $625,919)	1,050,000

		TOTAL CALL OPTIONS (0.1%) (Premiums Received $651,261)	1,073,760
Put Options
Consumer Staples (0.0%)	600	Costco Wholesale Corporation/ October 18, 2019/$265(Premiums Received $83,975)	107,400

		TOTAL OPTIONS WRITTEN (0.1%)(Total Premiums Received $735,236*)	$1,181,160

*The maximum cash outlay if all options are exercised is $31,029,000

(see notes to unaudited financial statements)

6

STATEMENT OF ASSETS AND LIABILITIES September 30, 2019 (Unaudited)
General American Investors

Assets
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $540,146,460)		$1,096,255,924
Warrants and rights (cost $38,460)		563
Purchased options (cost $879,974; note 4)		526,500
Money market fund (cost $138,682,446)		138,682,446

Total investments (cost $679,747,340)		1,235,465,433

OTHER ASSETS
Dividends, interest and other receivables	$1,859,665
Present value of future office lease payments (note 8)	5,127,247
Qualified pension plan asset, net excess funded (note 7)	3,116,906
Prepaid expenses, fixed assets, and other assets	1,441,901	11,545,719

TOTAL ASSETS		1,247,011,152

Liabilities
Payable for securities purchased	741,163
Accrued preferred stock dividend not yet declared	219,955
Outstanding options written, at value (premiums received $735,236; note 4)	1,181,160
Accrued compensation payable to officers and employees	3,114,845
Present value of future office lease payments (note 8)	5,127,247
Accrued supplemental pension plan liability (note 7)	5,105,759
Accrued supplemental thrift plan liability (note 7)	4,382,471
Accrued expenses and other liabilities	1,040,936

TOTAL LIABILITIES		20,913,536

5.95% CUMULATIVE PREFERRED STOCK, SERIES B –
7,604,687 shares at a liquidation value of $25 per share (note 5)		190,117,175

NET ASSETS APPLICABLE TO COMMON STOCK - 24,422,984 shares (note 5)		$1,035,980,441

NET ASSET VALUE PER COMMON SHARE		$42.42

Net Assets Applicable to Common Stock
Common Stock, 24,422,984 shares at par value (note 5)	$24,422,984
Additional paid-in capital (note 5)	380,441,412
Unallocated distributions on Preferred Stock	(8,703,934)
Total distributable earnings (note 5)	643,784,003
Accumulated other comprehensive loss (note 7)	(3,964,024)

NET ASSETS APPLICABLE TO COMMON STOCK		$1,035,980,441

(see notes to unaudited financial statements)

7

STATEMENT OF OPERATIONS Nine Months Ended September 30, 2019 (Unaudited)
General American Investors

Income
Dividends (net of foreign withholding taxes of $382,081)		$14,078,006
Interest		1,922,420
		16,000,426
Expenses
Investment research	$5,352,919
Administration and operations	2,600,358
Office space and general	733,539
Transfer agent, custodian, and registrar fees and expenses	265,695
Directors’ fees and expenses	224,383
Auditing and legal fees	204,717
State and local taxes	96,164
Stockholders’ meeting and reports	69,053	9,546,828
NET INVESTMENT INCOME		6,453,598

Realized Gain and Change in Unrealized Appreciation on Investments (Notes 1, 3 and 4)
Net realized gain on investments:
Common stock	86,697,795
Purchased option transactions	(651,806)
Written option transactions	(1,480,077)
	84,565,912
Net increase in unrealized appreciation:
Common stocks and warrant	112,604,076
Purchased options	(2,000,418)
Written options	(445,924)
	110,157,734
GAINS AND APPRECIATION ON INVESTMENTS		194,723,646
NET INVESTMENT INCOME, GAINS, AND APPRECIATION ON INVESTMENTS		201,177,244
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(8,483,979)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$192,693,265

STATEMENT OF CHANGES IN NET ASSETS

Operations	Nine Months Ended September 30, 2019 (Unaudited)	Year Ended December 31, 2018
Net investment income	$6,453,598	$8,173,881
Net realized gain on investments	84,565,912	59,267,989
Net increase (decrease) in unrealized appreciation	110,157,734	(139,146,694)
	201,177,244	(71,704,824)

Distributions to Preferred Stockholders	(8,483,979)	(11,311,972)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	192,693,265	(83,016,796)
OTHER COMPREHENSIVE LOSS
Funded status of defined benefit plans (note 7)	—	(1,328,128)

Distributions to Common Stockholders	—	(70,424,179)

Capital Share Transactions (Note 5)
Value of Common Shares issued in payment of dividends and distributions	—	22,883,574
Cost of Common Shares purchased	(53,502,026)	(41,808,714)
DECREASE IN NET ASSETS – CAPITAL TRANSACTIONS	(53,502,026)	(18,925,140)
NET INCREASE (DECREASE) IN NET ASSETS	139,191,239	(173,694,243)

Net Assets Applicable to Common Stock
BEGINNING OF PERIOD	896,789,202	1,070,483,445
END OF PERIOD	$1,035,980,441	$896,789,202

(see notes to unaudited financial statements)

8

FINANCIAL HIGHLIGHTS
General American Investors

The following table shows per share operating performance data, total investment return, ratios, and supplemental data for the nine months ended September 30, 2019 and for each year in the five-year period ended December 31, 2018. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	Nine Months Ended September 30, 2019 (unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$34.51		$40.47	$37.56	$37.74	$39.77	$41.07
Net investment income	0.26		0.31	0.32	0.30	0.48	0.32
Net gain (loss) on common stocks, options and other-realized and unrealized	7.99		(3.03)	6.23	3.10	(0.99)	2.39
Other comprehensive income (loss)	—		(0.05)	0.08	0.02	0.02	(0.13)
	8.25		(2.77)	6.63	3.42	(0.49)	2.58
Distributions on Preferred Stock:
Dividends from net investment income	—		(0.06)	(0.04)	(0.04)	(0.12)	(0.04)
Distributions from net capital gains	—		(0.38)	(0.39)	(0.38)	(0.27)	(0.34)
Unallocated	(0.34)		—	—	—	—	—
	(0.34)		(0.44)	(0.43)	(0.42)	(0.39)	(0.38)
Total from investment operations	7.91		(3.21)	6.20	3.00	(0.88)	2.20
Distributions on Common Stock:
Dividends from net investment income	—		(0.29)	(0.30)	(0.33)	(0.34)	(0.32)
Distributions from net capital gains	—		(2.46)	(2.99)	(2.85)	(0.81)	(3.18)
	—		(2.75)	(3.29)	(3.18)	(1.15)	(3.50)
Net asset value, end of period	$42.42		$34.51	$40.47	$37.56	$37.74	$39.77
Per share market value, end of period	$36.35		$28.44	$34.40	$31.18	$31.94	$35.00

TOTAL INVESTMENT RETURN –
Stockholder return, based on market price per share	27.81	%*	(9.87%)	21.21%	7.59%	(5.34%)	9.32%
RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock end of period (000’s omitted)	$1,035,980		$896,789	$1,070,483	$1,022,535	$1,068,028	$1,227,900
Ratio of expenses to average net assets applicable to Common Stock	1.25	%**	1.20%	1.28%	1.27%	1.17%	1.10%
Ratio of net income to average net assets applicable to Common Stock	0.85	%**	0.78%	0.79%	0.78%	1.17%	0.78%
Portfolio turnover rate	11.85	%*	23.00%	19.58%	20.29%	14.41%	14.98%

PREFERRED STOCK
Liquidation value, end of period
(000’s omitted)	$190,117		$190,117	$190,117	$190,117	$190,117	$190,117
Asset coverage	645%		572%	663%	638%	662%	746%
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$26.83		$25.72	$26.59	$25.77	$26.75	$26.01

* Not annualized

**Annualized

(see notes to unaudited financial statements)

9

NOTES TO FINANCIAL STATEMENTS (Unaudited)
General American Investors

1. Significant Accounting Policies – General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”) pursuant to the requirements for reporting; Accounting Standards Codification 946, Financial Services – Investment Companies (“ASC 946”), and Regulation S-X.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

a.Security Valuation Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value.

b.Options The Company may purchase and write (sell) put and call options. The Company purchases put options or writes call options to hedge the value of portfolio investments while it purchases call options and writes put options to obtain equity market exposure. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a written put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed on the Statement of Assets and Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for option activity.

c.Security Transactions and Investment Income Security transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represent amortized cost.

d.Foreign Currency Translation and Transactions Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. These changes are combined and included in net realized and unrealized gain or loss on the Statement of Operations.

Realized foreign exchange gains or losses may also arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses may also arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

e.Dividends and Distributions The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distributions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.

f.Federal Income Taxes The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Company’s tax positions taken or expected to be taken on Federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

g.Contingent Liabilities Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h.Indemnifications In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects any future risk of loss thereunder to be remote.

2. Fair Value Measurements – Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1 per share),

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and

Level 3 – significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).

10

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of September 30, 2019:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,096,255,924	—	—	$1,096,255,924
Warrants and Rights	563	—	—	563
Purchased options	526,500	—	—	526,500
Money market fund	138,682,446	—	—	138,682,446
Total	$1,235,465,433	—	—	$1,235,465,433

Liabilities
Options written	$(1,181,160)	—	—	$(1,181,160)

Transfers among levels, if any, are reported as of the actual date of reclassification. No such transfers occurred during the nine months ended September 30, 2019.

3. Purchases and Sales of Securities – Purchases and sales of securities (other than short-term securities and options) for the nine months ended September 30, 2019 amounted to $130,790,760 and $262,191,410, on long transactions, respectively.

4. Options – The level of activity in purchased and written options varies from year-to-year based upon market conditions. Transactions in purchased call and put options, as well as written covered call options and collateralized put options during the nine months ended September 30, 2019 were as follows:

Purchased Options	Calls		Puts
	Contracts	Cost Basis	Contracts	Cost Basis
Outstanding, December 31, 2018	—	$—	5,300	$600,557
Purchased	500	86,909	5,508	1,219,192
Exercised	—	—	(2,800)	(317,675)
Expired	(500)	(86,909)	(5,908)	(622,100)
Outstanding, September 30, 2019	—	$—	2,100	$ 879,974
Written Options	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Outstanding, December 31, 2018	—	$—	—	$—
Written	13,228	3,861,241	4,100	668,109
Terminated in closing purchase transaction	(11,089)	(3,141,917)	(2,500)	(364,317)
Options assigned	(91)	(68,063)	(1,000)	(219,817)
Expired	—	—	—	—
Outstanding, September 30, 2019	2,048	$651,261	600	$83,975

5. Capital Stock and Dividend Distributions – The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 24,422,984 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on September 30, 2019.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption.

On December 10, 2008, the Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. This authorization has been renewed annually thereafter. To date, 395,313 shares have been repurchased.

The Company allocates distributions from net capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from net capital gains, they will be paid from investment company taxable income, or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during the nine months ended September 30, 2019 and the year ended December 31, 2018 were as follows:

	Shares		Amount
	2019	2018	2019	2018
Par value of Shares issued in payment of dividends and distributions (issued from treasury)	—	758,865	$—	$758,865
Increase in paid-in capital	—	—	—	22,124,709
Total increase	—	758,865	—	22,883,574
Par value of Shares purchased (at an average discount from net asset value of 15.7% and 16.0%, respectively)	(1,561,070)	(1,227,947)	(1,561,070)	(1,227,947)
Decrease in paid-in capital	—	—	(51,940,956)	(40,580,767)
Total decrease	(1,561,070)	(1,227,947)	(53,502,026)	(41,808,714)
Net decrease	(1,561,070)	(469,082)	$(53,502,026)	$(18,925,140)

2. Fair Value Measurements – (Continued from bottom of previous page.)

11

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

5. Capital Stock and Dividend Distributions – (Continued from bottom of previous page.)

At September 30, 2019, the Company held in its treasury 7,557,888 shares of Common Stock with an aggregate cost of $251,417,232.

The tax basis distributions during the year ended December 31, 2018 are as follows: ordinary distributions of $8,963,411 and net capital gains distributions of $72,772,740. As of December 31, 2018, distributable earnings on a tax basis totaled $445,891,246 consisting of $3,716,353 from undistributed net capital gains, $252,895 from ordinary income and $441,921,998 from net unrealized appreciation on investments. Reclassifications arising from permanent “book/tax” difference reflect non-tax deductible expenses during the year ended December 31, 2018. As a result, additional paid-in capital was decreased by $1,002,465 and total distributable earnings was increased by $1,002,465. Net assets were not affected by this reclassification. As of December 31, 2018, the Company had wash loss deferrals of $3,186,930 and straddle loss deferrals of $1,103,299.

6. Officers’ Compensation – The aggregate compensation accrued and paid by the Company during the nine months ended September 30, 2019 to its officers (identified on back cover) amounted to $5,545,306.

7. Benefit Plans – The Company has funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans that are available to its employees. The pension plans provide defined benefits based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefit cost (income) of the plans for the nine months ended September 30, 2019 were:

Service cost	$353,597
Interest cost	723,333
Expected return on plan assets	(1,135,717)
Amortization of prior service cost	211
Amortization of recognized net actuarial loss	68,693
Net periodic benefit cost	$10,117

The Company recognizes the overfunded status of its defined benefit postretirement plan as an asset in the Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other comprehensive income.

The Company also has funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employees. The aggregate cost of such plans for the nine months ended September 30, 2019 was $615,633. The qualified thrift plan acquired 56,100 shares in the open market, and distributed to retired employees 220,042 shares of the Company’s Common Stock during the nine months ended September 30, 2019 and held 471,722 shares of the Company’s Common Stock at September 30, 2019.

8. Operating Lease Commitment – The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-02, Leases, which requires lessees to reassess if a contract is or contains lease agreements and assess the lease classification to determine if they should recognize a right-of-use asset and offsetting liability on the Statement of Assets and Liabilities that arises from entering into a lease, including an operating lease. The right-of-use asset and offsetting liability is reported on the Statement of Assets and Liabilities in line items entitled, “Present value of future office lease payments.” Since the operating lease does not specify an implicit rate, the right-of-use asset and liability have been calculated using a discount rate of 3.0%, which is based upon high quality corporate interest rates for a term equivalent to the lease period as of January 1, 2018. The annual cost of the operating lease continues to be reflected as an expense in the Statements of Operations and Changes in Net Assets.

In 2017, the Company entered into an operating lease agreement for office space which will expire in 2028 and provide for aggregate rental payments of approximately $6,437,500. The lease agreement contains clauses whereby the Company will receive free rent for a specified number of months and credit towards construction of office improvements and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in 2023. Rental expense approximated $445,700 for the nine months ended September 30, 2019. The Company has the option to extend the lease for an additional five years at market rates. As of September 30, 2019, no consideration has been given to extending this lease. Minimum rental commitments under this operating lease are approximately:

2019	$156,000
2020	624,000
2021	624,000
2022	624,000
2023	631,000
Thereafter	3,206,000
Total Remaining Lease Payments	5,865,000
Effect of Present Value Discounting	(737,753)
Present Value of Future Office Lease Payments	$5,127,247

Other Matters (Unaudited)

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5 on page 10. Prospective purchases of Common and Preferred Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2019 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

On April 25, 2019, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made a semi-annual certification, included in a filing with the SEC on Form N-CSR as of December 31, 2018 relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

GENERAL AMERICAN INVESTORS
COMPANY, INC.

THIRD QUARTER REPORT

September 30, 2019

A Closed-End Investment Company

listed on the New York Stock Exchange

530 FIFTH AVENUE

NEW YORK • NY 10036

212-916-8400 • 1-800-436-8401

E-mail: InvestorRelations@gainv.com

www.generalamericaninvestors.com

DIRECTORS*

Spencer Davidson, Chairman

Arthur G. Altschul, Jr. Rodney B. Berens Clara E. Del Villar John D. Gordan, III Betsy F. Gotbaum	Sidney R. Knafel Rose P. Lynch Jeffrey W. Priest Henry R. Schirmer Raymond S. Troubh

(*The Company is a stand-alone fund.)

OFFICERS

Jeffrey W. Priest, President and Chief Executive Officer

Anang K. Majmudar, Senior Vice-President

Andrew V. Vindigni, Senior Vice-President

Craig A. Grassi, Vice-President

Liron Kronzon, Vice-President

Sally A. Lynch, Vice-President

Eugene S. Stark, Vice-President, Administration, Principal
Financial Officer & Chief Compliance Officer

Samantha X. Jin, Treasurer

Linda J. Genid, Corporate Secretary

Connie A. Santa Maria, Assistant Corporate Secretary

SERVICE COMPANIES

Counsel Sullivan & Cromwell LLP Independent Auditors Ernst & Young LLP Custodian and Accounting Agent State Street Bank and Trust Company	Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 1-800-413-5499 www.amstock.com